SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                           The Securities Exchange Act

            Date of Report (Date of Earliest Reported) April 3, 2003


                               Secured Data, Inc.
             (Exact name of registrant as specified in its charter)


    Nevada                          0-32253                     86-0650264
  (State of                        (Commission               (I.R.S. Employer
Incorporation)                     File Number)           Identification Number)


              409 Calle San Pablo Suite 100-101 Camarillo, CA 93010 (Address of Principal Executive Offices Including Zip Code)


                                 (805) 485-7687
                         (Registrant's Telephone Number)


                     1808 East Alameda, Tempe, Arizona 85282
          (Former Name, Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

On March 20, 2003 Mr. Craig Robson submitted his resignation as President/ CEO and Secretary. Mr. Robson as the only member of the Board of Directors appointed Mr. Art Malone Jr. to fill a long-standing vacancy on the Board. Art Malone Jr. was elected President and Chief Executive Officer. Ms Anastasia Salanoa has accepted the appointment as Secretary of the Company. Mr. Craig Robson will continue as a Director.

The registrant has changed its address from 1808 East Alameda, Tempe, Arizona 85282 to 409 Calle San Pablo Suite 100-101 Camarillo, CA 93010.

Phone: (805) 485-7687.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this statement to be signed on its behalf by the undersigned thereunto duly authorized.


Date: April 3, 2003                      Secured Data, Inc.


                                         By /s/ Art Malone Jr
                                           -------------------------
                                              Art Malone Jr
                                         Its: President and CEO